UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

MICROVISION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of the Company was held on February 12, 2014, pursuant to notice duly given. The stockholders voted on one proposal, which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 7, 2014.

The results are as follows:

Proposal	The stockholders approved the registered direct offering of common stock and warrants to purchase common stock that the Company completed on September 19, 2013 by the votes set forth in the table below:

For:	14,418,422
Against:	679,062
Abstain:	246,481

There were no broker non-votes related to the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

/s/ David J. Westgor
David J. Westgor
Vice President, General Counsel

Dated: February 13, 2014